Exhibit 99.1

POWERING AI AT THE EDGE DUOS TECHNOLOGIES GROUP, INC. | NASDAQ: DUOT INVESTOR PRESENTATION JANUARY 2025 © 2025 - ALL RIGHTS RESERVED |

SAFE HARBOR STATEMENT This presentation, as well as other written or oral statements made from time to time, includes “forward - looking statements” . Forward - looking statements are not based on historical information and include, without limitation, statements regarding our future financial condition and future results of operations, business strategy and plans and objectives of management for future operations . This presentation includes statistical and other industry and market data that we obtained from industry publications and research, surveys and studies conducted by third parties or us . Industry publications and third - party research, surveys and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information . All of the market data used in this presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates . While we believe these industry publications and third - party research, surveys and studies are reliable, we have not independently verified such data . The industry in which we operate is subject to a high degree of uncertainty, change and risk due to a variety of factors, which could cause results to differ materially from those expressed in the estimates made by the independent parties and by us including statements regarding projected revenue and margins, new product developments, potential increases in our customer base and deployments, possible mergers and acquisitions activity, and our plans to expand into new markets, countries and categories . Forward - looking statements reflect our current views with respect to future events . The words “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “project,” “estimate,” “plans,” “continuing,” or the negative of these words and similar expressions identify forward - looking statements . These forward - looking statements are based upon estimates and assumptions made by us or our officers that, although believed to be reasonable, are subject to certain known and unknown risks and uncertainties that could cause actual results to differ materially and adversely as compared to those contemplated or implied by such forward - looking statements . All forward - looking statements involve risks, assumptions and uncertainties . You should not rely upon forward - looking statements as predictors of future events . The occurrence of the events described, and the achievement of the expected results, depend on many events, some or all of which are not predictable or within our control . Actual results may differ materially from expected results . These risks, assumptions and uncertainties are not all of the important factors that could cause actual results to differ materially from those expressed in any of our forward - looking statements . Other known as well as unknown or unpredictable factors also could harm our results . All of the forward - looking statements we have included in this presentation are based on information available to us on the date of this presentation . We undertake no obligation, and specifically decline any obligation, to update publicly or revise any forward - looking statements, whether as a result of new information, future events or otherwise . In light of these risks, uncertainties and assumptions, the forward - looking events discussed in this presentation might not occur . Any reference to financial projections in this presentation, if any, are for illustrative purposes only and are based upon certain hypothetical assumptions, which we believe are reasonable as of the date of this presentation . The selection of assumptions requires the exercise of judgment and is subject to uncertainty due to the effect that economic or other changes may have on future events . Nasdaq: DUOT | 2 © 2025 - ALL RIGHTS RESERVED |

THE STORY SO FAR New Age of Railroading New Age of Computing Credentials | Team | Financial Data The Big Picture New Age of Infrastructure 3 © 2025 - ALL RIGHTS RESERVED | Nasdaq: DUOT |

THE BIG PICTURE Duos Technologies, Inc. Duos Edge AI, Inc. Duos Energy Corporation 3 Main Markets:

▪ Intelligent Technologies ▪ Edge Data Centers ▪ Infrastructure | Power 4 © 2025 - ALL RIGHTS RESERVED | APR Energy ▪ Company founded 2008 ▪ Merged in 2015 – Adopted Duos Technologies name ▪ Listed on Nasdaq in 2020 and installed new senior management team ▪ Founded Duos EDGE AI in 2024 ▪ Founded Duos Energy in 2024 ▪ Partnered with Fortress Investment Group to manage acquisition of assets from APR Energy DUOT - Duos Technologies Group DUOT Nasdaq: DUOT |

INTELLIGENT TECHNOLOGIES Duos Technologies, Inc. A Member of Duos Technologies Group, Inc. (NASDAQ: DUOT) www.duostech.com Nasdaq: DUOT © 2025 - ALL RIGHTS RESERVED duos tech

Nasdaq: **DUOT** | duostech

Railcar Inspection Portal (RIP®) Patent
[Device to Capture High Resolution images of a Train as it passes through an Inspection Portal]

AI Patent
[Use of Artificial Intelligence to Detect Defects in Trains and Method to Use]

*AI at the Edge:* [*The New Vanguard of Railway Innovation*]


Railcar Inspection Patents
11 granted
6 pending
**Obliquevue® Patent**
Device to capture high resolution images of the undercarriage of a freight car

# NEW AGE OF RAILROADING

*Leading the New Age of Railroading with AI-Powered Innovation patented Railcar Inspection Portal (RIP®) revolutionizes mechanical defect detection, setting the industry standard through cutting-edge AI technology*

**Transforming Railcar Safety with Patented AI Solutions**

*Advanced AI at the Edge enhances processing power for instant railcar safety data sharing, benefiting Class 1 and 2 railroads, shortline rails, and high-speed transit rail as well as operators and railcar owners/lessors.*

**Enhancing Freight and Passenger Safety Across Borders**

*RIP® technology significantly improves operational efficiency and train inspection capabilities, ensuring superior safety and performance in cross-border rail operations*

© 2025 - ALL RIGHTS RESERVED | 6

7 ▪ Real - time/close - to - real - time notification of anomalies and defects ▪ Enables development of proactive maintenance strategies ▪ Monitor railcar condition over time with detailed visual records ▪ Simple cloud - based solution accessible via web browser ▪ Modern and intuitive user interface (near - zero learning curve) ▪ Affordable subscription - based, software - as - a - service ▪ Immediate activation (no lengthy setup process) ▪ High - speed processing done at the Edge Optimize Safety, Maximize Efficiency >>> rip - as - a - Service AI - Driven , Real - Time Railcar Inspection © 2025 - ALL RIGHTS RESERVED | Nasdaq: DUOT |

8 © 2024 - ALL RIGHTS RESERVED | 2025 and Beyond Business Model Axle Rubbing Capital Equipment Sales ▪ Railcar Inspection Portal (RIP ® ) ▪ Modular RIP ® s ( specialized or customized views for specific applications ) Maintenance & Support Software and Services ▪ Subscriptions ▪ AI Algorithms, APIs and Support 3 Fundamental Components to support growth Target Markets ▪ Class 1 Railroads ▪ Long - distance, high - speed and local transit ▪ Industrial rail users Expected Annual Revenue (2025 – 2027) ▪ $5 - $15M ▪ 30% – 40% GM Target Markets ▪ 3,000 + Freight Car Owners and Lessors ▪ Class 1s and Transit Operators Expected Annual Recurring Revenues (2025 – 2027) ▪ $3 - $7.5M ▪ 80% - 90% GM Expected Annual Recurring Revenues (2025 – 2027) ▪ $2M - $5M ▪ 70% - 80% GM 1) 2) 3) © 2025 - ALL RIGHTS RESERVED | Nasdaq: DUOT |

NEW AGE OF COMPUTING Duos Edge AI A Member of Duos Technologies Group, Inc. (NASDAQ: DUOT) www.duosedge.ai Nasdaq: DUOT © 2025 - ALL RIGHTS RESERVED

▪ Duos Edge AI, Inc. (a subsidiary of Duos Technologies Group, Inc.) develops, owns, and operates multiple Edge Data Center (EDC)s that provide edge co - locations services ▪ Outgrowth from extensive Edge Computing experience with the Railcar Inspection Portals ▪ Installation of the first three standalone EDCs will be completed by ‘25Q1; three additional secured and scheduled for deployment in ‘25Q1 – Q2. ▪ Installation frequency will accelerate in FY2025 with 15 total targeted for 2025 ▪ Doug Recker, Duos Edge AI President and Founder, has previously built and sold two similar businesses and has already generated a diverse pipeline of 200+ EDC locations and customers ▪ This line of business expected to generate annual recurring revenue and producing 70% gross margins ▪ Expected ARRs $3.5M to $65M* (2025 – 2027) DUOS EDGE AI 10 © 2025 - ALL RIGHTS RESERVED | Nasdaq: DUOT | *Potential depending on anticipated growth for both EDCs & Large data centers needing APR Energy power

11 © 2025 - ALL RIGHTS RESERVED DUOS EDGE AI BUSINESS POTENTIAL Nasdaq: DUOT |

NEW AGE OF INFRASTRUCTURE Duos Energy Corporation A Member of Duos Technologies Group, Inc. (NASDAQ: DUOT) www.duosenergycorp.com Nasdaq: DUOT © 2025 - ALL RIGHTS RESERVED

▪ Duos Energy Corporation (a subsidiary of Duos Technologies Group, Inc.) will primarily build, own, and operate environmentally - friendly energy projects to support small, medium and large Edge Data Centers, where utility - level electric capacity is struggling to keep up with demand ▪ Our offerings include clean - burning natural gas generation assets and other complementary green solutions, including PV solar and battery energy storage ▪ We enable fast - track data center project commissioning by locating our dedicated power plants directly next to the fuel source, bypassing the requirement, cost and wait for utility power ▪ Bolstering our primary off - grid data center power solution, Duos Energy will also engage in offering similar hybrid dedicated power plants to other industrial customers (e.g. manufacturing, chemicals, oil & gas, mining, microgrids) and fast - track power plants to address near - term demands due to emergencies ▪ Duos in conjunction with APR Energy is prepared to execute multiple power projects in the United States to support the demand of Data Center expansion DUOS ENERGY 13 © 2025 - ALL RIGHTS RESERVED | Photo credit - Joffrey, Libya project Nasdaq: DUOT |

14 © 2025 - ALL RIGHTS RESERVED | Duos Energy Solution Modular Approach Nasdaq: DUOT |

CREDENTIALS TEAM FINANCIAL DATA Duos Technologies Group, Inc. Nasdaq: DUOT © 2025 - ALL RIGHTS RESERVED

Nasdaq: DUOT | duostech

# Duos Technologies Group Overview

- Duos Technologies Group, Inc. through its wholly owned subsidiaries, Duos Technologies, Duos Edge AI, Duos Energy Corporation and 5% holding in APR Energy, designs, develops, deploys, and operates intelligent technology solutions for Machine Vision and Artificial Intelligence ("AI") applications including real-time analysis of fast-moving vehicles, Edge Data Centers and power consulting
- Headquartered in Jacksonville Florida and founded in 2008

**Duos Technologies Group, Inc.**
*Nasdaq: DUOT*

5% Ownership Stake → APR Energy

Common Senior Management

**Duos Technologies, Inc.**

- Provides a broad range of intelligent technology solutions for the railroading, logistics and intermodal transportation
- Technologies include
  - Railcar inspection portals
  - AI related software related to security, gatehouses, yard management

**Duos Edge AI, Inc.**

- Specializes in edge data center related solutions
- Offerings include:
  - Cost reduction
  - Enhancing security
  - Increasing Reliability
  - Improving performance

**Duos Energy Corporation**

- Specialized Operating Staff for APR Energy
- Offerings include:
  - Design and Engineering
  - Mobilization
  - Special Projects

## APR Energy

- Duos Management and Staff oversees APR Energy to deploy and service mobile gas powered turbines via Asset Management Agreement ("AMA")
- Builds, owns and operates efficient and environmentally friendly US energy projects to support Edge Data Centers
- Rapid-response power plants are designed to meet urgent demands, particularly in emergency scenarios providing reliable and flexible energy solutions

**44**
**Countries**
Built and operated mission-critical advanced energy sites

**3**
**Months**
Power plants can be constructed in 3-12 months

**120**
**Years of Experience**
Combined team experience in the power and energy sector

## APR Energy Offerings

- Natural Gas & Clean Energy Solutions
- Data Center Project Commissioning
- Primary Off-Grid Data Center Power Solution
- Hybrid & Fast-Track Power Plants

© 2025 – ALL RIGHTS RESERVED | 16

Nasdaq: DUOT | duostech

# MANAGEMENT TEAM

duostech

APR ENERGY



**Charles (Chuck) Ferry**
*Chief Executive Officer*
*APR Energy, Exe. Chairman & CEO*

- **Over 35 years of military and private-sector leadership**
  - *Previously CEO for APR Energy*
  - *Previously GM for ARMA Global*
- **26 years Army Enlisted, NCO Combat Veteran**
  - *Infantry, Ranger, and Special Operations Commander*



**Adrian Goldfarb**
*Chief Financial Officer*

45+ years of experience in commercial, operational, and financial positions in technology companies including over 18 years as CFO of public companies.



**Jeff Necciai**
*Chief Technology Officer*

35+ years of experience in designing, developing, and delivering value-driven technology solutions across a wide range of industries. Former CTO for Nascent Technologies.



**Chris King**
*Chief Operating Officer*
*Duos & APR Energy*

23+ years of operational and commercial leadership experience within global energy & supply chain sectors. SME in managing acquisition integrations and building commercial team that focuses on new revenue, asset sales, and contract extensions.



**Doug Recker**
*Duos Edge AI, President*
*APR Energy, CCO*

30+ years of delivering multi-access Edge Data Center ("EDC") and colocation services. SME in telecommunications, managing, designing, implementing, and deploying EDC Infrastructure across the US.



**Lee Wilson**
*APR Energy, President*

30+ years of leadership experience in public and private consumer & commercial enterprises; Specializes in finance, M&A, capital markets, treasury and structured financing; Previously served as an executive at Chrysler Financial and Vanguard Car Rental



**Andrew Murphy**
*APR Energy, CFO*

20+ years of experience in finance & accounting leadership roles in private equity and public companies. SME in asset intensive markets such as power & recycling/waste management; in previous roles, supported debt agreements of $700M+ and was part of M&A deal teams for $300M+ of transactions

© 2025 - ALL RIGHTS RESERVED | 17

Nasdaq: DUOT | duostech

# UNIQUE AND COMPELLING STRUCTURE:

## MANAGEMENT TEAM'S EXPERTISE, SCALED FLEET OF ASSETS AND FORTRESS HARD-ASSET EXPERTISE

APR ENERGY
*Powering your progress*

- One of the World's Largest Mobile Gas-Powered Turbine Fleets
- Globally Respected Management and Proven Commercialization Team
- Trusted Power Generation: Exceptional Speed to Deployment
- Compelling Growth, Earnings Generation, Margins and FCF

***The partnership results in a leading turbine distributor to satisfy exponentially growing demand for power generation in a supply constrained market***

FORTRESS

*Leading asset management and private equity firm with significant experience and expertise in hard-asset businesses*

- ✓ Signed a definitive agreement to acquire a fleet of 30 mobile gas-powered turbines with a combined generation capacity of ~850MW
- ✓ Providing $415M of equity capital to acquire the assets and provide liquidity for working capital and CapEx purposes

Asset Management Agreement ("AMA")

duosenergy

*Duos Energy installs, operates and maintains energy projects in support of data centers and traditional emergency / temporary power projects*

- ✓ 120 years of combined experience in the power generation and energy sector
- ✓ Duos' expert team has built and operated mission critical advanced energy sites in over 44 countries
- ✓ Off-grid and fast-track power plants can be constructed in as little as 3-12 months
- ✓ Expected Revenue of $42M for Duos 2025 – 2026 with 30%+ GM

© 2025 – ALL RIGHTS RESERVED | 18

19 © 2025 - ALL RIGHTS RESERVED | CAPITAL STRUCTURE As of 01/24/25 All share counts represent "Common Stock or Equivalents" 9,263,337 Common Stock 1,901,898 Restricted Stock 572,164 Options 433,000 Series D Convertible Preferred 5,172,416 Series E Convertible Preferred 17,342,815 Total Share Count Fully Diluted $61.05M Market Capitalization ( Jan. 24 $6.59 ) Nasdaq: DUOT |

THANK YOU DUOS TECHNOLOGIES GROUP, INC. Corporate FEI KWONG | Dir. Corp. Communication 904.652.1625 | fk@duostech.com Investor Relations DUOT@duostech.com Nasdaq: DUOT © 2025 - ALL RIGHTS RESERVED